Shaping Animal Health for the Next Decade Zoetis Investor Day May 25, 2023 Exhibit 99.2

Introduction Steve Frank Vice President, Investor Relations

Forward-Looking Statements This presentation contains forward-looking statements, which reflect the current views of Zoetis with respect to: business plans or prospects, future operating or financial performance; future guidance, future operating models, disruptions in our global supply chain; R&D costs; timing and likelihood of success; expectations regarding products, product approvals or products under development; expected timing of product launches; the impact of the coronavirus (COVID-19) global pandemic and any recovery therefrom on our business, supply chain, customers and employees; expectations regarding the performance of acquired companies and our ability to integrate new businesses; expectations regarding the financial impact of acquisitions, future use of cash, dividend payments and share repurchases, foreign exchange rates, tax rate and tax regimes and any changes thereto; and other future events. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if management's underlying assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. Zoetis expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in our Quarterly Reports on Form 10-Q and in our Current Reports on Form 8-K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis. Non-GAAP Financial Information We use non-GAAP financial measures, such as adjusted net income, organic operational growth, adjusted net income margin, adjusted EBITDA margin, adjusted diluted EPS and operational results (which excludes the impact of foreign exchange) to assess and analyze our results and trends and to make financial and operational decisions. We believe these non-GAAP financial measures are also useful to investors because they provide greater transparency regarding our operating performance. The non-GAAP financial measures included in this presentation should not be considered alternatives to measurements required by GAAP, such as net income, operating income, and revenue growth, and should not be considered measures of liquidity. These non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. Reconciliations of non-GAAP financial measures and the most directly comparable GAAP financial measures are available in the appendix to this presentation.

9:00 – 9:45 Our Strategy & Ambitions: Kristin Peck, CEO 9:45 – 10:15 Power of Our R&D: Robert Polzer, PhD, EVP and President of R&D 10:15 – 10:45 Delivering Our Value Proposition: Panel Discussion • Jeannette Ferran Astorga, EVP, Corporate Affairs, Communications and Chief Sustainability Officer • Jamie Brannan, EVP and President, International Operations and Aquaculture • Wafaa Mamilli, EVP, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health • Nick Ashton, EVP & President, Global Manufacturing and Supply 10:45 – 11:00 Break 11:00 – 11:30 Our Financial Roadmap: Wetteny Joseph, EVP and CFO 11:30 – 12:15 Q&A Agenda

Our Strategy and Ambitions Kristin Peck Chief Executive Officer

What you will hear today Building on Our Leadership in Animal Health We have the right strategy, talent and capabilities to shape and expand the future of Animal Health. Delivering Growth in a Dynamic and Resilient Industry Animal Health is an essential and attractive growth market, and we are confident in our ability to innovate and grow faster than the market. Driving Our Next Phase of Game Changing Franchises We are proven market makers, using internal R&D and business development to advance animal care and create durable and diverse franchises. Investing in Capabilities and Innovation that Differentiate Zoetis Continued investments in R&D, supply chain and commercial excellence will drive our next phase of growth, including the expansion of our diverse portfolio with market-leading franchises. Committed To Creating Value We are well-positioned to deliver on our value proposition, as we have done for the past 10 years, through revenue growth, strategic investments, margin expansion and capital return. 1 2 3 4 5

Building on Our Leadership in Animal Health

[Purpose video]

Our Purpose To nurture our world and humankind by advancing care for animals

Our Vision To be the most trusted and valued animal health company, shaping the future of animal care through our innovation, customer obsession and purpose-driven colleagues

Our Strategic Priorities Lead through innovation across our diverse portfolio Deliver an exceptional experience to delight our customers Power our business through digital solutions and data insights Support a workplace where our colleagues can thrive Advance sustainability in animal health for a better future Perform with excellence and agility

Our Core Beliefs Our colleagues make the difference Always do the right thing Customer obsessed Run it like you own it We are one Zoetis

Zoetis at a glance 70+ Years of Experience We provide: Medicines Vaccines Diagnostics Biodevices Genetic tests Precision animal health Note: Facts and figures shown are as of Dec. 31, 2022 1In addition, revenue associated with Client Supply Services and Human Health represents 1% of total 2022 revenue. $8.1B Annual revenue 7 Major product categories 8 Core animal species 100+ Countries where Zoetis products are sold 29 Manufacturing sites 64% Revenue from companion animal products1 Revenue from livestock products1 35% 1,430 Approximate R&D colleagues 4,200 Approximate field force members 13,800 Approximate colleagues worldwide

We remain committed to the four tenets of our Value Proposition Return excess capital to shareholders Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue

Grow revenue faster than the market Grew revenue operationally 3% faster than the core animal health market1 since our IPO 1 Source: Vetnosis' estimated average annual growth rates from 2013 to 2022 in the core animal health market (which excludes diagnostics, genetic tests, biodevices and precision animal health) for Zoetis (~8%) as compared to estimates for the overall industry including Zoetis (~5%). Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 2 Targeted average over the forecast period Grow annual revenue mid-to-high single digits2 • Broaden existing billion-dollar franchises • Innovate and build new franchise opportunities • Expand across attractive emerging markets • Accelerate commercial excellence to take share Our track-record Path forward - next 3 to 5 years

Invest in innovation and growth capabilities >$4B1 Invested in R&D, building billion-dollar franchises and 15 blockbusters2 Acquired Strategic capabilities in Diagnostics, Aquaculture and other key areas 1 From 2013 to 2022; R&D investments cumulative. 2 Blockbuster products in Animal Health generate more than $100 million in annual sales 3 ROIC stands for Return On Invested Capital 4 Targeted average over the forecast period Drive ROIC3 accretion4 • Prioritize R&D investment in the highest ROIC opportunities • Transform the standard of care through innovative products • Increase supply chain capabilities, capacity and agility • Deliver greater value to vets, producers and pet owners Our track-record Path forward - next 3 to 5 years

Increase adjusted net income faster than revenue Grew adjusted net income faster than revenue annually Expanded margins >1250bps with our focused operating model and disciplined portfolio approach1 1 From 2013 to 2022 2 Targeted average over the forecast period Enable margin improvement2 • Expand revenue in higher margin product categories • Leverage scale to drive bottom line performance • Optimize and simplify to increase productivity and efficiency Our track-record Path forward - next 3 to 5 years

Return excess capital to shareholders Grew dividends by ~20%1 annually Bought back >$5B2 of Zoetis shares Delivered total shareholder return of ~625% since IPO3 1 CAGR from 2014 to 2023, based on Zoetis internally estimated 2023 full-year dividend payout 2 From 2013 through the end of 1Q23 3 Based on initial investment of $26 per share at IPO in 2013 through May 15, 2023. Maintain balance between investments and return of capital • Reinvest in the business to drive growth • Target strategic business development to enhance innovation • Grow dividend above adjusted net income • Continue systematic share buybacks Our track-record Path forward - next 3 to 5 years

Delivering Growth in a Dynamic and Resilient Industry

0% 2% 4% 6% 8% 10% 12% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022Axis Title Core Animal Health market has shown steady and resilient operational growth1 over time Source: Vetnosis for historical core animal health market, including Zoetis from 2013 to 2022, excludes diagnostics, genetic tests, biodevices and precision animal health. 1 Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 5.4% average per year since 2008 ~3% Growth in 2009 recession

$55B–$65B $70B-$85B 2022 2027 2032 Animal Health poised for strong, sustainable growth Innovation and market expansion are increasing opportunities Expected Market Growth ($B)1 Key Market Drivers in the next 5 – 10 Years • Increasing medicalization • Growing human-animal bond • Innovating to treat chronic diseases and improve wellness • Expanding global population and animal protein demand • More sustainable animal agriculture 1 Source: Zoetis internal estimates based on industry data for core animal health market and diagnostics, genetic tests and biodevices. ~$45B1 4-6% CAGR 4-6% CAGR

Pet owners are younger, wealthier and more focused on animal care High income households in the U.S.: • Often own one or more pets • Are more willing to spend during a down economy Source: American Pet Products Association (APPA) National Pet Owners Survey; 2023 ~50% of pet owners in the U.S. are Gen Z or Millennials

Human-animal bond is reaching new levels 1 Human Animal Bond Study, September 2021 2 Zoetis Market Research, December 2022 95% of owners view their pet as a family member1 90%+ of owners would do anything to prevent their pet from suffering1 When faced with a 20% decrease in budget, pet owners say they will not spend less on their pets2

Pet medicalization and lifespan are increasing • Pets are receiving more medical care as the human-animal bond grows and economies expand • Pets are living longer lives, providing more opportunities for enhanced care and advanced therapies • Our focus on innovation helps meet new market demand and unmet needs Source: Zoetis Market Research, December 2022

Vet clinic trends in U.S. continue positive momentum Vet clinic visits growing again after decline from pandemic1 peak Spend per visit up ~33% since 2017 (5.9% CAGR)2 Clinic revenues up 39% since 2017 (6.8% CAGR)3 $30 B $34 B $38 B $42 B $46 B 2017 2018 2019 2020 2021 2022 1Q23 $115 $125 $135 $145 $155 $165 2017 2018 2019 2020 2021 2022 1Q23 265 M 270 M 275 M 280 M 285 M 290 M 295 M 2017 2018 2019 2020 2021 2022 1Q23 1 Based on vet clinic visit data in 2022 vs. 2017 Kynetec Data – U.S. 2 Based on average spend/visit in 2022 vs. 2017 Kynetec Data – U.S. 3 Based on revenue in 2022 vs. 2017 Kynetec Data – U.S. 1Q23 2% Growth 1Q23 9% Growth 1Q23 39% Growth

Livestock is poised for continued growth 0 5 10 15 20 25 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Ruminants Swine Poultry Fish Source: Vetnosis for ruminants, swine and poultry; Zoetis internal estimates for fish 2-4% market growth anticipated over the medium to long term M ar ke t s iz e ($ ) ~3%

Global demographic trends drive animal protein demand Population growth, compounding with GDP growth, will increase meat consumption • Nearly 2 billion more people to feed by 2050 globally • Animal protein consumption increases with GDP and average household income growth Source: UN data and projections, data compiled from multiple sources by World Bank 6.1 6.5 7.0 7.4 7.8 8.2 9.7 223 246 287 308 330 160 210 260 310 360 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 12.0 2000 2005 2010 2015 2020 2025 2035 20502000 2005 2010 2015 2020 2025 2050 Meat Consumption (Billions of Kg) vs. Global Population (Billions) Meat Consumption (billions of Kg) Global Population (Billions)

Alternative proteins failing to show growth after initial launch Since 2020, U.S. sales of plant-based meat have decreased steadily 170 162 155 2020 2021 2022 Source: Nielsen U.S. Retail Plant-based Meat Volume Equivalent (Millions - Volume Equivalents)

Emerging tailwinds in Livestock should propel the market — and Zoetis Supporting Market Trends Swine demand rebounding in China Global poultry growth Shift from treatment to prevention and sustainability Impact of Generics Aquaculture growing double digits annually Portfolio and supply well positioned to grow Industry-leading biodevices and a rapidly developing portfolio Significant investment in vaccines, alternatives to antibiotics Lessening impact of generics on Draxxin Zoetis is growing ~1.5x the market rate

Younger And Wealthier Pet Owners Stronger Human-Animal Bond Increase in Pet Medicalization Longer Pet Lives New Tech Developments Improving Vet Clinic Spend Petcare poised for strong sustainable growth

Livestock continues to benefit from key fundamental growth drivers Global Population Growth Increased Access to Animal Protein Globally Lack of Relevance of Alternative Proteins Short Term Headwinds Have Dissipated

Driving Our Next Phase of Game Changing Franchises

We have a track record of building billion-dollar franchises 1 Zoetis internal estimates Petcare Innovation Differentiates Zoetis Zoetis 2022 Revenues: Next Big Opportunity Expected Zoetis Peak Annual Revenue1: Osteoarthritis Pain (OA) $1B+ Dermatology $1.3B Parasiticides $1.6B vs. <$1M in 2013 vs. $373M in 2013

Beyond today’s portfolio, our innovation “roots” run wide and deep Today’s franchises demonstrate: • Pipeline delivery and new products • Product lifecycle enhancements Future growth builds on: • Core R&D expertise • Strategic partnerships and business development • Expansion into new species, claims, modalities and markets PICTURE OF FULL TREE Check text

$0.1 $1.4 ~$2.1 - $2.71 2013 2022 2032E Our billion-dollar track record: Dermatology Developing the next generation of therapies ahead of the competition Protect the market we created • Strong vet relationships • Exploration of new claims • Proven and trusted brands • Deep experience in category Expand to new opportunities • Continued market development • Apoquel Chewable • Long-acting Cytopoint • New species – feline and equine 1 Zoetis internal estimates Global Dermatology Market ($US B) <1% 95% ZOETIS MARKET SHARE

Our billion-dollar track record: Pet Parasiticides

First to market with triple-combination pet parasiticides in U.S., and we continue to innovate with next-generation therapies

Global Pet Parasiticides Market
($US B)



~$10 - $12[1]
$6.3
$3
2013
2022
2032E
~12%
~25%
ZOETIS MARKET SHARE

Grow faster than the market as the market expands

- First-to-market advantage in U.S. for Simparica Trio and Revolution Plus
- Reliable, defendable claims
- Expectation for competition to grow market size

Expand to new opportunities

- Long-acting injectables
- Aggressive lifecycle investment
- Core franchise expansion

[1] Zoetis internal estimates

Driving the next billion-dollar opportunity: OA Pain

Revolutionizing pain treatment for dogs and cats to drive outsized growth

Global OA Pain Market
($US B)



~$2.0 - $3.0[1]
$0.5
$0.7
2020
2022
2032E

28% **39%**

ZOETIS MARKET SHARE

Creating new market via innovation

- Librela approval in the U.S. obtained earlier this month, launch expected later this year
- Build on strong momentum from Europe launch
- 'Change the game' vs. NSAIDS as a first in class therapy

Protecting our market leadership through industry-leading R&D

- Long duration anti-NGF mAbs for OA pain
- Opportunity for improved diagnostics and digital screening tools

Key Products: Librela Solensia (frunevetmab injection)

- Estimated peak sales of over $1B

[1] Zoetis internal estimates

Broadening Diagnostics franchise with Vetscan We continue innovating to develop market-leading products Multiple next-gen analyzers in next 24 months Additional indication on Imagyst in the near term Growing reference lab network globally Expect to grow faster than the Diagnostics market via product innovation and scaling international VETSCAN IMAGYST™

~$300 ~$1,0001 2022 2032E We are investing in major, evolving market opportunities: Renal • 10 million cats and dogs globally have chronic kidney disease (CKD) • Opportunity to expand treatable population and improve patient outcomes with earlier CKD detection • Market creation through innovative mAbs solutions 1 Zoetis internal estimates Renal Market (US M$)

We are investing in major, evolving market opportunities: Cardiology Cardiology Market (US M$) • DMVD1 is the most common type of heart disease in older dogs • Strong vet interest for solutions across the continuum of care • Advances in Dx and Therapeutics are raising awareness and driving earlier intervention ~$250 ~$7002 2022 2032E M 1 Degenerative Mitral Valve Disease 2 Zoetis internal estimates

We are investing in major, evolving market opportunities: Oncology • Unmet needs in cancer care treatment and high prevalence in older pets • Potential for broader use of therapies by general practitioners • Opportunity for innovative solutions in diagnostics and therapeutics ~$300 ~$8001 2022 2032E Oncology Market (US M$) 1 Zoetis internal estimates

Continued commitment to livestock innovation Investing in the future of the livestock industry • R&D aligned to new market trends • Strength in vaccines, genetics and our core portfolio • Further developing immunomodulators, precision animal health and sustainable solutions for healthy animals • Driving growth across species including ruminants, poultry and swine • Double-digit growth in our market leading aquaculture franchise

Emerging markets represent meaningful growth potential Key Current Emerging Markets: China & Brazil Medium-Term1 Growth Markets: e.g., Eastern Europe, LatAm, and Southeast Asia Longer-Term Growth Markets: e.g., Africa 1 3-5-year time period.

Investing in Capabilities and Innovation that Differentiate Zoetis

391 394 360 374 380 430 455 462 507 538 $635-$660 8.6% 8.2% 7.6% 7.7% 7.2% 7.4% 7.3% 6.9% 6.5% 6.7% 7.3%-7.7% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 0 100 200 300 400 500 600 700 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021A 2022A 2023E2 Our investment in R&D fuels our innovation track record 1 Adjusted net income and its components (non-GAAP financial measures) are defined as reported GAAP net income and its components, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Adjusted research and development (R&D) expenses is an income statement line item prepared on the same basis, and, therefore, a component of the overall adjusted income measure. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation. 2 Represents the 2023 guidance range as provided in the Q1 2023 earnings release issued on May 4, 2023. $4B+ Adjusted R&D investment1 over 10 years ($ million and as % of sales) 2000s 2010s 2020s

Actively pursuing business development to enhance our reach, capabilities and commercial offerings Recent acquisitions support our value-creation strategy Our team has a proven track-record of integrating and enhancing acquisitions Expands product reach, especially ex-U.S. livestock Bolsters surgical suite Furthers R&D capabilities Expands genetics footprint with access to deep data Double-digit revenue growth CAGR since acquisitions, boosting Zoetis’ growth track-record

Our global manufacturing footprint supports agile supply chain 29 sites globally Significant investments in existing and new sites: Atlanta, Tullamore, Kalamazoo, China ~9x mAbs drug substance capacity increase to 69k liters1 over past 5 years 1 From 2018 to 2023 estimate.

Building the best customer experience in the industry 1 2022 Vet NPS Overview – Zoetis internal estimates 2 Percent Satisfied on a 1-5 scale aligned to 100% scale 60 US 38 Peer avg 60 Global 26 Peer avg Net Promoter Scores1 Zoetis Customer Satisfaction2 81% International 80% US Customers recommend Zoetis over peers and are highly satisfied

Our field is empowered by our world-class Next Generation Sales Engine (NGSE) NGSE leverages digital and data analytics to enhance customer experience and field effectiveness alike • +30-50% call activity and $7K to $17K higher average weekly sales per rep • Expected to contribute a run rate of ~$130M in revenue impact for U.S. Petcare and Diagnostics Key Outcomes Next Steps • Capability now ubiquitous with U.S. field; additional opportunity as we roll out our NGSE in international markets Data & Advanced Analytics that powers… Seamless lead routing to amplify campaign impact Smart call planning with suggested calls and topics Insights to unlock additional growth opportunities

As the pet owner’s importance continues to grow, Zoetis is proactively building relationships Source: Zoetis. U.S. investments in pet owner relationships 2.5M Pet owners enrolled in Zoetis Petcare Rewards (vs. 708k in 2018) $120M+ Investing in 2023 between Zoetis Petcare Rewards and Direct-To- Consumer Marketing in the U.S. 3.5M Pets enrolled in Zoetis Petcare Rewards (vs. 914k in 2018) $60M+ Zoetis Petcare Rewards redeemed at vet practices since 2018

Integration of sustainability drives innovation, business resiliency and greater access to care Zoetis strives to be the world's most sustainable animal health company COMMUNITIES Care and Collaboration ANIMALS Innovation in Animal Health PLANET The Drive to Protect Our Planet • Supporting the veterinary profession and increased access to animal care • Advancing sustainable livestock production in emerging markets • Investing in manufacturing platform to reach a carbon neutral network • Enhanced external reporting on key targets and achievements • Recognition for delivering on our aspirations

Creating a supportive workplace and culture where colleagues can thrive >88% Consistent rate of overall colleague engagement Source: Colleague Engagement survey scores, 2019-2022.

Committed to Creating Value

We remain committed to the four tenets of our Value Proposition Return excess capital to shareholders Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue

Our continued commitment to value creation Key components of our 3 to 5 year outlook Grow annual revenue mid-to-high single digits2 Maintain balance between investments and return of capital Return excess capital to shareholders Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue • Reinvest in the business to drive growth • Target strategic business development to enhance innovation • Grow dividend above adjusted net income • Continue systematic share buybacks • Broaden existing billion-dollar franchises • Innovate and build new franchise opportunities • Expand across attractive emerging markets • Accelerate commercial excellence to take share • Prioritize R&D investment in the highest ROIC opportunities • Transform the standard of care through innovative products • Increase supply chain capabilities, capacity and agility • Deliver greater value to vets, producers and pet owners • Expand revenue in higher margin product categories • Leverage scale to drive bottom line performance • Optimize and simplify to increase productivity and efficiency 1 ROIC stands for Return On Invested Capital 2 Targeted average over the forecast period Drive ROIC1 accretion2 Enable margin improvement2

Key Takeaways Building on Our Leadership in Animal Health We have the right strategy, talent and capabilities to shape and expand the future of Animal Health. Delivering Growth in a Dynamic and Resilient Industry Animal Health is an essential and attractive growth market, and we are confident in our ability to innovate and grow faster than the market. Driving Our Next Phase of Game Changing Franchises We are proven market makers, using internal R&D and business development, to advance animal care and create durable and diverse franchises. Investing in Capabilities and Innovation that Differentiate Zoetis Continued investments in R&D, supply chain and commercial excellence will drive our next phase of growth, including the expansion of our diverse portfolio with market-leading franchises. Committed To Creating Value We are well-positioned to deliver on our value proposition, as we have done for the past 10 years, through revenue growth, strategic investments, margin expansion and capital return. 1 2 3 4 5

Summary We are well-positioned to grow faster than the market, expand margins and balance capital return with investment opportunities that will increase shareholder value.

Rob Polzer Executive Vice President and President, Research and Development Power of Our R&D

What you will hear today Our R&D Capabilities Leading the industry in value across the continuum of animal care and our unique approach to innovation. Our R&D Investment Priorities Animal health differs from human health and how we are focusing our investments. Propelling Growth How we address market dynamics and opportunities to ensure consistent delivery. Future Innovations Our focus areas in petcare and livestock. 1 2 3 4

Our R&D Capabilities

Leading the industry in innovation and value across the continuum of care over the last 10 years >2000 regulatory approvals 15 blockbusters1 9 of 15 blockbusters delivered in the last 10 years 1 A blockbuster is a product or product line that has $100M or more in annual revenue. Blockbusters shown on this slide are as of 2022. Chemistry Analyzer

Our investment in new products is balanced with lifecycle innovation 1 Represents range of total Zoetis annual Veterinary Medicine Research & Development (VMRD) expenses for the past 5 years. New Products1 60%-70% Lifecycle Innovation1 30%-40%

Building durable franchises through lifecycle innovation

2023 Lifecycle Innovation Investment[1]


~5%
~5%
~5%
~15%
~35%
~35%

■ Other ■ New Claim
■ New Formulation ■ Geo Expansion
■ New Combination ■ New Species

[1] Represents approximate distribution of Zoetis estimated VMRD expenses for 2023.

Investment in key companion animal therapeutic areas1 New Product New Formulation New Label Claim New Combination New Species Geo Expansion 1 Represents total Zoetis estimated VMRD expenses for 2023. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Parasiticides Allergy & Dermatology Pain & Inflammation Renal / Cardio / Oncology

Our scale and diverse capabilities give Zoetis an advantage across the continuum of care Genetics Vaccines, robotics and automation Data analytics and sensors Medicines Diagnostics PREDICT PREVENT DETECT TREAT

Genetics to Therapeutics Leveraging our diverse capabilities to attain rapid understanding of disease pathways, progression and biological targets for intervention Petcare Genetics from Basepaws Genomics Data from R&D Analytics Platform Outcome Better identification of biological targets, enabling rapid progress of therapeutics in key areas: • Allergy & Dermatology • Pain & Inflammation • Renal / Cardio / Oncology Progression How will the animal’s disease progress? Value What’s the animal’s response for treatment? Risk What’s the animal’s disease risk?

Our incubator model increases efficiency and speed to fuel our pipeline • Focused resourcing • Advancing 20+ mAb substrates across species and targets in parallel vs. traditional sequential approach • Increases chance of success

Well-balanced investment across the continuum of care[1]


~10%
~10%
~25%
~30%
~25%
More than 50 mAbs targets across 5 species
Biopharma
Bios
Pharma
Diagnostics
Other



[1] Represents approximate total Zoetis estimated VMRD expenses for 2023.

Our R&D Investment Priorities

70 Animal health is distinctly different from human health Innovation combined with significant product lifecycle focus More predictable and less costly R&D model Limited third-party payers; direct selling relationships Greater brand loyalty Complexity of 8 different species and distinct regional needs

Governance Interconnected capabilities and purposeful process ensure consistent delivery

R&D investment decisions based on four key criteria A consistent, rigorous and accountable portfolio investment approach Customer importance Commercial value Technical feasibility Return on investment Continual learning Continual portfolio assessments Continual learning Continual portfolio assessments

Robust portfolio delivery requires investment in external innovation opportunities External Intelligence Substrate / Product / Expertise Evaluation Research Alliances Technology Assessment Proactive Scouting Due Diligence External Innovation

Ensuring consistent portfolio delivery Product profile and market dynamics Project timeline Risk mitigation

Propelling Growth

Deliberate investment across market opportunities1 ~30% ~30%~40% Established Opportunities Well-understood market segments with high confidence in value Strategic Differentiation Well-understood market segments where targeted differentiation can lead to significant value Disruptive Innovation Market creation or significant expansion opportunity 1 Represents total Zoetis estimated VMRD expenses for 2023.

Investing for consistent delivery over the next decade[1]

Incubator and early research approaches feed the longer-term


~20-30%
More than 7 years
~45-55%
Less than 4 years
~25-35%
4-7 years

Near-term projects feed our product portfolio

[1] Represents range of total Zoetis VMRD expenses for the past 5 years.

Future Innovations

Our growing investment in companion animals1 1 Represents range of estimated VMRD expenses in 2023 and projected VMRD expenses in 2024. ~60% - 65% ~35% - 40% COMPANION ANIMALS LIVESTOCK

Key areas of investment for petcare Protect and expand franchises New innovation including mAbs Diagnostics

Key areas of investment for livestock Genetics Focus on prevention with vaccines Mitigating greenhouse gas emissions Alternatives to antibiotics

Zoetis will continue driving innovative care in animals Consistent Delivery Robust & Diverse Portfolio Rigorous Process Insights from data analytics further boost our innovation capabilities

Panel Discussion Jeannette Ferran Astorga EVP, Corporate Affairs, Communications and Chief Sustainability Officer Jamie Brannan EVP and President, International Operations and Aquaculture Wafaa Mamilli EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health Nick Ashton EVP and President, Global Manufacturing and Supply

Our Financial Roadmap Wetteny Joseph Executive Vice President and Chief Financial Officer

We remain committed to the four tenets of our Value Proposition Return excess capital to shareholders Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue

Grow revenue faster than the market 1 Medium to long-term outlook Grow annual revenue mid-to-high single digits1 • Broaden existing billion-dollar franchises • Innovate and build new franchise opportunities • Expand across attractive emerging markets • Accelerate commercial excellence to take share PATH FORWARD

7% 7% 8% 8% 8% 8% 8% 8% 15% 8% 4% 6% 5% 7% 4% 5% 2% 6% 10% 3% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Zoetis Organic Operational Revenue Growth Industry Operational Revenue Growth Proven track record of financial performance Zoetis has consistently grown faster than the core animal health market 8% Revenue CAGR since our IPO in 2013 compared to 5% for the Animal Health Industry3 1 Organic operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange, the impact of acquisitions and the operational efficiency initiative in 2016. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation 2 Source: Vetnosis for historical core animal health market, including Zoetis from 2013 to 2022, excludes diagnostics, genetic tests, biodevices and precision animal health. Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 3 Source: Vetnosis' estimated average annual growth rates from 2013 to 2022 in the core animal health market for Zoetis (~8%) as compared to estimates for the overall industry including Zoetis (~5%). Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange. 21

Global Access to Animal Protein Modernization Fundamental industry growth drivers are compelling Demographics Standards of Care Global Population Growth Attractive end markets Industry Growth

Compelling market position Established world leader in Animal Health1 By Species Market Leader in Species Representing ~90% of Our Portfolio by Revenue3 Companion Animal #1 Cattle #1 Fish3 #1 Swine #2 Poultry #5 By Product Category Other Pharma2 #1 Anti-Infectives #1 Medicated Feed Additives (MFA) #2 Parasiticides #2 Vaccines (Biologicals) #3 Diagnostics3 #3 By Geography North America #1 Latin America #1 Asia #1 Eastern Europe #2 Western Europe #2 High Growth Franchise Areas3 Dermatology #1 Pet Pain #1 Pet Parasiticides #2 1 Vetnosis Executive’s Guide April 2023. Rankings are based on revenues. 2 Includes pain, sedation, internal medicine, dermatology, etc. 3 Zoetis internal estimates

Diversity across geographies, species and product categories drives steady performance 1 Number of blockbuster products with annual revenues of $100M or more as of year-end 2022 2 Market life refers to the number of years a product has been commercially available. 7 Major Product Categories 8 Core animal species 151 Blockbusters +302 Year average market life of key brands in portfolio ~300 Product lines >2,000 New products and lifecycle innovations introduced in last 10 years Diverse, durable and innovative portfolio

Multiple sources of revenue growth Companion animal parasiticides $1.6B FY221 Key dermatology portfolio $1.3B FY221 Osteoarthritis (OA) pain est. $1.0B+ Peak2 Global diagnostics Growth in emerging markets New product categories 1 Zoetis product category revenue 2 Based on internal Zoetis estimates

1 ROIC stands for Return On Invested Capital 2 Targeted average over the forecast period of 3-5 years Invest in innovation and growth capabilities Drive ROIC1 accretion2 PATH FORWARD • Prioritize R&D investment in the highest ROIC opportunities • Transform the standard of care through innovative products • Increase supply chain capabilities, capacity and agility • Deliver greater value to vets, producers and pet owners

5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2019 2020 2021 2022 Track record of ROIC investment discipline Return On Invested Capital is our guiding principle Zoetis S&P 500 S&P 500 Pharma S&P 500 Healthcare Source: S&P Capital IQ Note: ROIC including Goodwill is based on Operating Profit after tax times capital productivity based on two-year average of invested capital; Aggregates are based on the weighted average ROIC of index constituents (sum of operating profit after tax / sum of 2-year average of invested capital); Index constituents are as of May 2023 (S&P 500: 433, S&P 500 Healthcare: 56, S&P 500 Pharma: 9)

Reinvest to drive compelling growth High ROIC investments to support future profitable revenue growth 2020-2022 Investment Broad-based Sustainable Growth $1.5B R&D Increase Awareness and Expand Markets $800M Advertising & Promotion Build Growth Capacity and Enhance Productivity $1.5B CapEx Field Selling Productivity/ Customer Experience $800M Digital & Data 1 Future Investment 1 Represents operating expenses and cost of sales for the Zoetis Technology and Digital function, which includes data and analytics (insights and engineering), digital product strategy, data management, application innovation, enterprise information technology, technology risk and compliance, and information security.

Unique Animal Health R&D model Lower cost than Human Health Faster development timelines Higher success rates Long innovation cycles Attractive global regulatory position No government payer Compelling innovation with balanced risk

Capital investments prioritize growth and returns Key growth-oriented capital expenditures include additional manufacturing capacity Grow Maintain Productivity R&D Estimated 2023 CapEx $1B Major Capital Projects: Lincoln Atlanta

DTC advertising increases awareness; digital and data drive productivity

M&A and strategic partnerships Fill portfolio gaps and acquire new products Expand geographic reach Acquire new customers Access new technologies and IP Improve customer experience / offer new services Access complementary spaces Growth Levers • Leverage our scale • Partner of choice for innovation

Enable margin improvement1 • Expand revenue in higher margin product categories • Leverage scale to drive bottom line performance • Optimize and simplify to increase productivity and efficiency PATH FORWARD 1 Targeted average over the forecast period of 3-5 years Increase adjusted net income faster than revenue

Track record of margin expansion Adjusted net income margin improvement driven by our portfolio mix, ability to take price, and operational efficiency 16% 17% 19% 20% 22% 26% 28% 28% 29% 28%28% 28% 31% 35% 37% 38% 40% 41% 42% 42% 15% 20% 25% 30% 35% 40% 45% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1 Adjusted net income and its components (non-GAAP financial measures) are defined as reported GAAP net income and its components, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation. 2 Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) margin (a non-GAAP financial measure) is defined as adjusted net income attributable to Zoetis excluding (i) interest expense and interest income (ii) income taxes and (iii) depreciation/amortization (all as included in adjusted net income). Reconciliations of non-GAAP financial measures are available in the appendix to this presentation Adjusted Net Income Margin1 Adjusted EBITDA2

$1.42 $1.57 $1.77 $1.96 $2.40 $3.13 $3.64 $3.85 $4.70 $4.88 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Revenue growth and operational execution drives strong bottom line 15% Operational EPS CAGR1 Adjusted Diluted Earnings Per Share2 1 From 2013 to 2022, excludes the impact of foreign exchange. 2 Adjusted diluted earnings per share (a non-GAAP financial measure) is defined as reported diluted earnings per share, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Reconciliations of non-GAAP financial measures are available in the appendix to this presentation

Growth and margin expansion through price increases 102 2.6% 2.4% 2.2% 1.0% 3.0% 4.0% 2018 2019 2020 2021 2022 2023E Operational Net Price Increases1 1 Based on internal Zoetis net price calculations and estimates

Companion Animal growth creates margin expansion Companion Animal is an increasing driver of revenue growth and margin improvement 35% Companion Animal 64% Companion Animal Companion Animal revenues as a % of total Zoetis revenues 2013 2022 1 Based on internal Zoetis estimates 70%+1 Companion Animal 2027

Monoclonal antibodies expected to represent increasing share of Companion Animal revenue Monoclonal Antibody Revenues as a % of Total Companion Animal Revenues 2013 2022 2027 0% Companion Animal 15% Companion Animal 25%+1 Companion Animal 1 Based on internal Zoetis estimates

Monoclonal antibodies also expected to expand margins Sales and contribution margin for Librela and Solensia 1 Based on 2022 actual Zoetis adjusted net income margin and internal estimates of Osteoarthritis Pain mAb contribution margins $1B+ Peak Sales 0% 10% 20% 30% 40% 50% 60% 70% 28% Zoetis Adjusted Net Income Margin1 + Pain mAbs Contribution Margin

7% 7% 18% 2022 9% 8% 24% 2013 100bps Proven track record of OPEX discipline Driving a leaner more efficient structure 40% Demand Generation2 G&A / Other R&D 200bps 600bps 31% 900bps OPEX as a % of Revenue1 1 Percentages may not add due to rounding 2 Demand Generation includes Selling, Marketing, and Advertising and Promotion spend, as well as distribution expenses.

Key drivers of additional profit growth Operating expense leverage 2024+ Grow in-line with revenue growth Tech growing in-line with revenue growth Growing low single digits R&D Other G&A Global scale allows us to grow faster than G&A but slower than R&D Digital and Data Field Selling Other Selling & Marketing

Free cash flow growth We will normalize Inventory and CapEx to support FCF CapEx as a % of Revenue 0% 2% 4% 6% 8% 10% 12% 14% 2016 2018 2020 2022 2024 2026 6 7 8 9 10 11 12 13 14 2016 2018 2020 2022 2024 2026 Inventory Months on Hand

Maintain balance between investments and return of capital • Reinvest in the business to drive growth • Target strategic business development to enhance innovation • Grow dividend above adjusted net income • Continue systematic share buybacks PATH FORWARD Return excess capital to shareholders

$3 $5 $3 $3 Dividends Share Repurchases CapEx BD / M&A Historic capital return Disciplined and balanced capital allocation priorities Uses of Operating Cash Flow Since the IPO ($US Billion) Reinvest Return $14B

Dividend growth $0.29 $0.33 $0.38 $0.42 $0.50 $0.66 $0.80 $1.00 $1.30 $1.50 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E Track Record: • 10 consecutive years of dividend increases • $3 billion returned to shareholders since IPO Key Priority: • Grow the dividend faster than adjusted net income CAGR1 ~ 20% Annual Dividend per Share 1 CAGR from 2014 to 2023, based on Zoetis internally estimated 2023 full-year dividend payout

Share repurchases $0.2 $0.3 $0.5 $0.7 $0.6 $0.3 $0.7 $1.6 $0.0 $0.4 $0.8 $1.2 $1.6 $2.0 2015 2016 2017 2018 2019 2020 2021 2022 Annual Share Repurchases ($B) Track Record: • Reduced share count by 7% since 2013 • Bought back >$5 billion1 of Zoetis shares since the IPO Key Priority: • Consistent and systematic buybacks flexing opportunistically 1 From 2013 through the end of 1Q23

Our continued commitment to value creation Key components of our 3 to 5 year outlook Grow annual revenue mid-to-high single digits2 Maintain balance between investments and return of capital Return excess capital to shareholders Grow revenue faster than the market Invest in innovation and growth capabilities Increase adjusted net income faster than revenue • Broaden existing billion-dollar franchises • Innovate and build new franchise opportunities • Expand across attractive emerging markets • Accelerate commercial excellence to take share • Prioritize R&D investment in the highest ROIC opportunities • Transform the standard of care through innovative products • Increase supply chain capabilities, capacity and agility • Deliver greater value to vets, producers and pet owners • Expand revenue in higher margin product categories • Leverage scale to drive bottom line performance • Optimize and simplify to increase productivity and efficiency 1 ROIC stands for Return On Invested Capital 2 Targeted average over the forecast period Drive ROIC1 accretion2 Enable margin improvement2 • Reinvest in the business to drive growth • Target strategic business development to enhance innovation • Grow dividend above adjusted net income • Continue systematic share buybacks

Q&A

investor.zoetis.com

Appendix Non-GAAP Financial Measures Disclosure and Reconciliations

(Dollars in millions) GAAP Reported R&D Expense Non-GAAP Adjustments Non-GAAP Adjusted R&D Expense1 2013 $399 $(8) $391 2014 396 (2) 394 2015 364 (4) 360 2016 376 (2) 374 2017 382 (2) 380 2018 432 (2) 430 2019 457 (2) 455 2020 463 (1) 462 2021 508 (1) 507 2022 539 (1) 538 1 Adjusted net income and its components (non-GAAP financial measures) are defined as reported GAAP net income and its components, excluding purchase accounting adjustments, acquisition-related costs and certain significant items. Adjusted research and development (R&D) expenses is an income statement line item prepared on the same basis, and, therefore, a component of the overall adjusted income measure. Reconciliation Of GAAP To Non-GAAP Financial Measures GAAP Reported to Non-GAAP Adjusted R&D Expense

Reconciliation Of GAAP To Non-GAAP Financial Measures Reported Revenue Growth to Organic Operational Growth (Dollars in millions) Revenue Change from Prior Year Foreign Exchange Operational Growth1 Acquisitions Operational Efficiency Initiative2 Organic Operational Growth3 2013 $4,561 5% (2)% 7% 2014 $4,785 5% (2)% 7% 2015 $4,765 —% (8)% 8% 2016 $4,888 3% (2)% 5% 2% (5)% 8% 2017 $5,307 9% 1% 8% 2018 $5,825 10% —% 10% 2% 8% 2019 $6,260 7% (3)% 10% 2% 8% 2020 $6,675 7% (2)% 9% 1% 8% 2021 $7,776 16% 1% 15% 2022 $8,080 4% (4)% 8% 1 Operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange 2 Includes product and market rationalizations, as part of the operational efficiency initiative 3 Organic operational growth (a non-GAAP financial measure) excludes the impact of foreign exchange and acquisitions, and in 2016, called Normalized Organic Operational Growth, also excluded the operational efficiency initiative

Reconciliation Of GAAP To Non-GAAP Financial Measures

Reported Net Income to Adjusted Net Income Margin

(Dollars in millions)	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Net income attributable to Zoetis[1]	$504	$583	$339	$821	$864	$1,428	$1,500	$1,638	$2,037	$2,114
Purchase accounting adjustments-net of tax[2]	32	34	39	60	51	119	156	142	136	120
Acquisition-related costs-net of tax[3]	14	5	22	4	7	50	36	19	10	4
Certain significant items-net of tax[4]	159	168	489	90	263	(72)	63	45	57	59
Adjusted net income attributable to Zoetis[5]	$709	$790	$889	$975	$1,185	$1,525	$1,755	$1,844	$2,240	$2,297
% of revenue[6]	***16%***	***17%***	***19%***	***20%***	***22%***	***26%***	***28%***	***28%***	***29%***	***28%***

[1] As reported under U.S. generally accepted accounting principles (GAAP).

[2] Purchase accounting adjustments represent expenses incurred associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment.

[3] Acquisition-related costs represent costs associated with acquiring and integrating newly-acquired businesses, such as transaction costs and integration costs.

[4] Certain significant items comprise substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis, such as restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, certain asset impairment charges, certain legal and commercial settlements and the impact of divestiture-related gains and losses.

[5] Adjusted net income (a non-GAAP financial measure) is defined as reported U.S. GAAP net income excluding purchase accounting adjustments, acquisition-related costs and certain significant items. The adjusted net income measure is not, and should be not be, viewed as a substitute for U.S. GAAP net income. Non-GAAP adjusted net income is presented solely to permit investors to more fully understand how management assesses performance.

[6] Adjusted net income margin (a non-GAAP financial measure) is defined as adjusted net income expressed as a percentage of revenue.

zoetis

Reconciliation Of GAAP To Non-GAAP Financial Measures

Adjusted Net Income to Adjusted EBITDA as a % of Revenue

(Dollars in millions)	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Adjusted net income attributable to Zoetis[1]	$709	$790	$889	$975	$1,185	$1,525	$1,755	$1,844	$2,240	$2,297
Interest expense[2]	113	117	124	166	175	206	223	231	224	221
Interest income[2]	(3)	(6)	(6)	(8)	(13)	(31)	(37)	(12)	(6)	(50)
Income taxes[2]	292	290	326	415	465	351	390	413	511	583
Depreciation[2]	138	131	124	133	136	146	166	202	236	266
Amortization[2]	17	17	16	16	18	19	27	40	37	40
Adjusted EBITDA[3]	$1,266	$1,339	$1,473	$1,697	$1,966	$2,216	$2,524	$2,718	$3,242	$3,357
% of revenue[4]	***28%***	***28%***	***31%***	***35%***	***37%***	***38%***	***40%***	***41%***	***42%***	***42%***

[1] Adjusted net income attributable to Zoetis (a non-GAAP financial measure) is defined as reported U.S. GAAP net income attributable to Zoetis excluding purchase accounting adjustments, acquisition-related costs and certain significant items.

[2] As included in adjusted net income.

[3] Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (a non-GAAP financial measure) is defined as adjusted net income attributable to Zoetis excluding (i) interest expense and interest income, (ii) income taxes and (iii) depreciation and amortization (all as included in adjusted net income).

[4] Adjusted EBITDA margin (a non-GAAP financial measure) is defined as adjusted EBITDA expressed as a percentage of revenue.

zoetis

Reconciliation Of GAAP To Non-GAAP Financial Measures

Reported Diluted EPS to Adjusted Diluted EPS

	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Earnings per share (EPS)-diluted[1]:										
GAAP reported EPS attributable to Zoetis-diluted[2]	$1.01	$1.16	$0.68	$1.65	$1.75	$2.93	$3.11	$3.42	$4.27	$4.49
Purchase accounting adjustments-net of tax	0.06	0.07	0.08	0.12	0.10	0.24	0.32	0.30	0.29	0.26
Acquisition-related costs-net of tax	0.03	0.01	0.04	0.01	0.01	0.10	0.08	0.04	0.02	0.01
Certain significant items-net of tax	0.32	0.33	0.97	0.18	0.54	(0.14)	0.13	0.09	0.12	0.12
Non-GAAP adjusted EPS-diluted[3]	$1.42	$1.57	$1.77	$1.96	$2.40	$3.13	$3.64	$3.85	$4.70	$4.88

[1] Diluted earnings per share was computed using the weighted-average common shares outstanding during the period plus the common stock equivalents related to stock options, restricted stock units, performance-vesting restricted stock units and deferred stock units (weighted-average diluted shares outstanding).

[2] As reported under U.S. generally accepted accounting principles (GAAP).

[3] Non-GAAP adjusted EPS-diluted (a non-GAAP financial measure) is computed by dividing non-GAAP adjusted income attributable to Zoetis by the weighted-average diluted shares outstanding.

zoetis